UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2007

NEUROMETRIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50856	04-3308180
(Commission File Number)	(I.R.S. Employer Identification No.)

62 Fourth Avenue, Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-9989

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On December 28, 2007, NeuroMetrix, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing the completion of its acquisition of substantially all of the assets of EyeTel Imaging, Inc., a Delaware corporation (“EyeTel”) and EyeTel Reading Center, LLC, a Maryland limited liability company and wholly-owned subsidiary of EyeTel (the “Subsidiary”) on December 26, 2007. This Current Report on Form 8-K/A (this “Amendment”) is filed as an Amendment to the Current Report on Form 8-K filed by the Company under Items 1.02, 2.01, 3.02 and 9.01 on December 28, 2007 to include the financial information required under parts (a) and (b) of Item 9.01.

2

Item 9.01     Financial Statements And Exhibits.

(a)          Financial Statements of Business Acquired are Filed with this Amendment as Exhibit 99.1

•                  unaudited financial statements of EyeTel Imaging, Inc. as of September 30, 2007 and for the nine month periods ended September 30, 2007 and 2006

•                  audited financial statements of EyeTel Imaging, Inc. as of and for the years ended December 31, 2006 and 2005, and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

(b)         Pro Forma Financial Information

The unaudited pro forma financial information included with this Amendment has been prepared to illustrate the pro forma effects of the acquisition of EyeTel Imaging, Inc.  The unaudited pro forma combined statements of operations for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 as well as the unaudited pro forma combined balance sheet as of September 30, 2007 are filed with this Amendment as Exhibit 99.2.  The unaudited pro forma combined statements of operations for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 give effect to the acquisition of EyeTel Imaging, Inc. as if it had occurred on January 1, 2006.  The unaudited pro forma combined balance sheet as of September 30, 2007 gives effect to the acquisition of EyeTel Imaging, Inc. as if it had occurred on September 30, 2007.  All pro forma information in this Amendment has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d)   Exhibits

EXHIBIT NO.	DESCRIPTION
*2.1

Asset Purchase Agreement, dated as of December 26, 2007, by and among NeuroMetrix, Inc.,
EyeTel Imaging, Inc. and EyeTel Reading Center, LLC (incorporated by reference to Exhibit
2.1 to NeuroMetrix, Inc.’s Current Report on Form 8-K filed on December 28, 2007)

23.1	Consent of PricewaterhouseCoopers LLP

99.1

EyeTel Imaging, Inc. Audited Financial Statements as of and for the Years Ended December 31, 2006 and 2005 and Unaudited Financial Statements as of September 30, 2007 and for the Nine Months Ended September 30, 2007 and September 30, 2006

99.2

Unaudited Pro Forma Combined Statements of Operations for the Nine Months Ended September
30, 2007 and the Year Ended December 31, 2006 and Unaudited Pro Forma Consolidated
Balance Sheet as of September 30, 2007

* Previously filed.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2008		NEUROMETRIX, INC.

	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D., Chief Executive Officer and President

4

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
*2.1

Asset Purchase Agreement, dated as of December 26, 2007, by and among NeuroMetrix, Inc., EyeTel Imaging, Inc. and EyeTel Reading Center, LLC (incorporated by reference to Exhibit
2.1 to NeuroMetrix, Inc.’s Current Report on Form 8-K filed on December 28, 2007)

23.1	Consent of PricewaterhouseCoopers LLP

99.1

EyeTel Imaging, Inc. Audited Financial Statements as of and for the Years Ended December 31, 2006 and 2005 and Unaudited Financial Statements as of Septmeber 30, 2007 and for the Nine Months Ended September 30, 2007 and September 30, 2006

99.2

Unaudited Pro Forma Combined Statements of Operations for the Nine Months Ended September
30, 2007 and the Year Ended December 31, 2006 and Unaudited Pro Forma Combined Balance
Sheet as of September 30, 2007

* Previously filed.